Retirement Benefit Schemes	6 Months Ended
Jun. 30, 2022
Disclosure Of Defined Benefit Plans [Abstract]
Retirement Benefit Schemes

RETIREMENT BENEFIT SCHEMES

The Group’s subsidiary undertakings operate defined benefit schemes, including pension and post-retirement healthcare schemes, and defined contribution schemes. The most significant arrangements are in the U.S., UK, Canada, Germany, Switzerland and the Netherlands. Together, schemes in these territories account for over 90% of the total underlying obligations of the Group’s defined benefit arrangements and over 70% of the defined benefit net costs charged to adjusted profit from operations. Benefits provided through defined contribution schemes are charged as an expense as payments fall due. The liabilities arising in respect of defined benefit schemes are determined in accordance with the advice of independent, professionally qualified actuaries, using the projected unit credit method. It is Group policy that all schemes are formally valued at least every three years. Contributions to the defined benefit schemes are determined after consultation with the respective trustees and actuaries of the individual externally funded schemes, taking into account regulatory environments.

The overall net asset for all pension and healthcare schemes in Group subsidiaries amounted to £111 million at 30 June 2022, compared to a net liability of £321 million at the end of 2021 and a net liability of £476 million at 30 June 2021. The movement in retirement benefit net assets and liabilities is largely attributed to the impact of higher discount rates applied in the U.S., UK and elsewhere offset by increases in the inflation assumptions for the UK and other territories. For the various schemes reporting unrestricted surpluses, under the rules of these arrangements, after assuming the gradual settlement of the plan liabilities over the lives of the arrangements, any surplus would be returnable to the Group in the event of a termination or could otherwise be repurposed for other existing or replacement benefit plans, and accordingly, no surplus restrictions have been recognised.